DEBTOR: In Store Media Systems, Inc.                 MONTHLY FINANCIAL REPORT
                                                             CHAPTER 11

CASE NUMBER: 02-28289 MER

For Period: January 1, 2004 to January 31, 2004

                                   COVER SHEET

           Accounting Method Used: [ x ] Accrual Basis [ ] Cash Basis

--------------------------------------------------------------------------------

              THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each      Debtor   must   attach   each   of   the    following
  Required Document        reports/documents  unless the U.S. Trustee has waived
                           the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U.S. Trustee.

----------------------- -------------- ------------------------------------------------------------------------------
   Report/Document       Previously
       Attached            Waived                               REQUIRED REPORTS/DOCUMENTS
----------------------- -------------- ------------------------------------------------------------------------------
        [ x ]                [ ]       Cash Receipts and Disbursements Statement (Form 2-B)

        [ x ]                [ ]       Supporting Schedules (Form 2-C)

        [ x ]                [ ]       Balance Sheet (Form 2-D)

        [ x ]                [ ]       Profit and Loss (Form 2-E)

        [ x ]                [ ]       Quarterly Fee Summary (Form 2-F)

        [ x ]                [ ]       Narrative (Form 2-G)

        [ x ]                [ ]       Bank Statements for All Bank Accounts

        [ x ]                [ ]       Bank Statement Reconciliations for All Bank Accounts
----------------------- -------------- ------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report, and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on: February 16, 2004         Debtor(s): In Store Media Systems, Inc.

                                      By: /s/ William P. Stelt

                                      Position: Chief Financial Officer (Acting)

                                                                       Form 2-A
                                                                   Rev 10/01/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                       CASE NO. 02-28289 MER

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

         AS OF JANUARY 31, 2004

           CASH RECONCILIATION

1.  Beginning  Cash Balance  (Ending Cash Balance                    $ 6,108.90
    from last month's report)

2.  Cash Receipts (From Cash Receipts Journal                             $0.00
    on next page)

3.  Cash Disbursements (From Cash Disbursements                       $1,692.35
    Journal on next page)

4.  Net Cash Flow (Line 2 minus Line 3)                              ($1,692.35)

5.  Ending Cash Balance (To Form 2-D)                                 $4,416.55
                                                            ====================

                          CASH SUMMARY - ENDING BALANCE

                                                     AMOUNT            FINANCIAL INSTITUTION
Petty Cash                                                  $0.00
Regular Checking - New DIP                              $1,096.94
Regular Checking - Old DIP                                  $0.00      Wells Fargo
New DIP Checking                                        $3,319.61      Wells Fargo
Regular Checking - Payroll                                  $0.00      Wells Fargo
Short-Term Investments                                      $0.00      Wells Fargo

TOTAL (Must agree with line 5 above)                    $4,416.55
                  -----------                 =========================


                                                                        Form 2-B
                                                                          Page 1
                                                                 Revised 10/1/01

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                   FOR PERIOD JANUARY 1 TO JANUARY 31, 2004

                              CASH RECEIPTS JOURNAL

DATE                                DESCRIPTION (SOURCE)                                                   AMOUNT
----                                --------------------                                                   ------
Operating Account Activity

TOTAL OPERATING ACCOUNT ACTIVITY (RECEIPTS)                                                                          $0.00

PAYROLL ACCOUNT ACTIVITY

TOTAL PAYROLL ACCOUNT ACTIVITY (RECEIPTS)                                                                            $0.00
                            Total Cash Receipts (to line 2 of
                            Cash Reconciliation)                                                                     $0.00

                   CASH DISBURSEMENTS JOURNAL

DATE              CK NOS.   PAYEE                                     DESCRIPTION (PURPOSE)                AMOUNT
----              -------   -----                                     ---------------------                ------
OPERATING ACCOUNT ACTIVITY
       01/05/04 Bk Debit    Wells Fargo Bank                     Bank Service Fee                          $   10.23
       01/28/04     2049    Vintage Filings                      SEC Filing Fee                            $  262.50
       01/28/04     2050    Mini U Storage                       Storage Facility                          $   85.00
       01/28/04     2051    Corporate Stock Transfer             Stock Transfer Fees                       $   75.00
       01/28/04     2052    William Stelt                        Contract Labor                            $1,000.00
       01/28/04     2053    US Trustee                           Quarterly Trustee Fee                     $  250.00

TOTAL OPERATING ACCOUNT ACTIVITY (DISBURSEMENTS)                                                           $1,682.73

OTHER ACCOUNT ACTIVITY
       01/05/04 Bk Debit    Wells Fargo Bank                     Bank Service Fee                          $    9.62

TOTAL OTHER ACCOUNT ACTIVITY                                                                               $    9.62

                            Total Cash Disbursements (to
                            line 3 of Cash Reconciliation)                                                 $1,692.35
                                                                                                           ==========

                            Less: Intra Company Disbursements

                            Net Disbursements (to Schedule 2 F)                                            $1,692.35
                                                                                                           ==========

                                                                        Form 2-B
                                                                          Page 1
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO.  02-28289 MER

                              SUPPORTING SCHEDULES

                   FOR PERIOD JANUARY 1 TO JANUARY 31, 2004

                      POST-PETITION TAXES PAYABLE SCHEDULE
                      ------------------------------------

The Debtor pays all taxes at the time of payroll processing to its Payroll Service (Wells Fargo Express Pay). PAYMENTS ARE MADE BY ACH TRANSFER THE DAY BEFORE THE PAYROLL IS DUE. DEBTOR PAYS PAYROLL ON THE 15TH AND END OF MONTH THEREFORE AT THE END OF EACH MONTH, THE DEBTOR HAS PAID ALL PAYROLL TAXES DUE TO THE PAYROLL SERVICE.

                                     BEG BALANCE*     ADDITIONS    PMTS/DEPOSITS   DATE PAID     CHECK NO.    END BALANCE
Income Tax Withheld
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

FICA Tax Withheld (SS & Medicare)             $0.00                                                                  $0.00
Employer's FICA Tax (SS & Medicare)           $0.00                                                                  $0.00

Unemployment Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00

Sales,Use & Excise Taxes                      $0.00                                                                  $0.00

Property Taxes                                $0.00                                                                  $0.00

Accrued Income Tax:
     Federal                                  $0.00                                                                  $0.00
     State                                    $0.00                                                                  $0.00
     Other:                                   $0.00                                                                  $0.00

TOTALS (Post Petition End Bal to Form 2-D)    $0.00          $0.00          $0.00                                    $0.00

* For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

                               INSURANCE SCHEDULE

None required.

                                                                        Form 2-C
                                                                     Page 1 of 2
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO.  02-28289 MER
------------------------------------                      --------  ------------

                              SUPPORTING SCHEDULES

                   FOR PERIOD JANUARY 1 TO JANUARY 31, 2004

               ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING
               ---------------------------------------------------

Due                                                                                POST PETITION
                                                 ACCOUNTS REC                     ACCOUNTS PAYABLE
Under 30 Days                                              $0.00                         $ 4,174.40
30 to 60 Days                                              $0.00                         $    00.00
61 to 90 Days                                              $0.00                         $   760.40
91 to 120 Days                                             $0.00                         $40,855.50
Over 120 Days

Total Post Petition                                        $0.00                 xxxxxxxxxxxxxxxxx

Pre Petition Amts                                          $0.00                 xxxxxxxxxxxxxxxxx

Total Accounts Receivable                                  $0.00                 xxxxxxxxxxxxxxxxx
Less: Bad Debt Reserve                                     $0.00                 xxxxxxxxxxxxxxxxx
Net Accounts Receivable (To Form 2-D)                      $0.00                 xxxxxxxxxxxxxxxxx

Total Post Petition Accounts Payable                                                     $45,790.30
(To Form 2-D)

       SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
       ---------------------------------------------------------

                                                           Date of          Estimated
                                          Amt Paid      Court Approval    Balance Due*

Debtor's Counsel                           $25,000.00 Pre-Petition Retainer   $27,258.16 (Included in A/P)
Counsel for Unsecured Creditors' Com            $0.00
Trustee's Counsel                               $0.00
Accountant                                      $0.00
Other: Debtor's Corporate Counsel          $25,000.00 Pre-Petition Retainer   $18,457.14 (Included in A/P)

*Balance due to include fees and expenses incurred but not yet paid.

     SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
     -------------------------------------------------------------

          PAYEE NAME                  POSITION    NATURE OF PAYMENT      AMOUNT

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

                                                                        Form 2-C
                                                                     Page 2 of 2
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO.  02-28289 MER

                     BALANCE SHEET - AS OF JANUARY 31, 2004


                 ASSETS

Current Assets:
     Cash (From Form 2-B, line 5)                                         $4,416.55
     Accounts Receivable                                                      $0.00
     Inventory                                                                $0.00
     Other Current Assets:                                              $117,585.00
                                                                        -----------

                                         Total Current Assets                            $122,001.55
                                                                                         -----------

Fixed Assests:
     Land                                                                     $0.00
     Leasehold Improvements                                                   $0.00
     Equipment, Furn & Fixtures                                               $0.00
                                         Total Fixed Assets                   $0.00
     Less: Accumulated Depreciation                                           $0.00
                                         Net Fixed Assets                                      $0.00
                                                                                               -----

Other Long Term Assets:
   Debt Issuance Costs                                                        $0.00
   Patents (Net of Amortization)                                         $87,647.12
                                                                                         $ 87,647.12

                                         TOTAL ASSETS                                    $209,648.67
                                                                                   ==================

              LIABILITIES

Post Petition Liabilities
   Accounts Payable (from Form 2E)                    $634,500.20
      Less: Pre-Petition                              $588,709.90        $45,790.30
                                                      -----------
   Accrued Fees & Expenses                                               $16,374.33
   Accrued Interest Payable                                              $22,732.28
   Accrued - AFG II                                                      $50,000.00
   Loans & Notes Payable to Directors                                    $23,100.00
      Total Post Petition Liabilities                                                     $155,628.81

Pre-Petition Liabilities:
   Priority Claims
   Secured Debt                                                         $403,950.22
   Unsecured Debt                                                     $1,751,038.57
      Total Pre-Petition Liabilities                                                    $2,154,988.79
                                         TOTAL LIABILITIES                              $2,310,617.60
                                                                                    ==================

             OWNERS' EQUITY

Capital Stock                                                            $87,826.14
Paid-In Capital                                                      $21,312,720.30
Preferred Stock                                                         $500,000.00
Preferred Stock Dividends                                               ($86,055.56)
Stock Subscriptions                                                     $325,000.00
Treasury Stock                                                         ($563,750.00)
Retained Earnings:
     Pre-Petition                                                   ($21,029,172.61)
     Pre- Petition Net Income (1/1-11/11/02)                         ($1,986,496.80)
     Post Petition Net Income (11/12/02-1/31/04)                       ($665,407.48)
          TOTAL OWNERS' EQUITY                                       ($2,105,336.01)
          TOTAL LIABILITIES AND OWNERS' EQUITY                                            $209,648.67
                                                                                    ==================

                                                                        Form 2-D
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO.  02-28289 MER

                            PROFIT AND LOSS STATEMENT

                   FOR PERIOD JANUARY 1 TO JANUARY 31, 2004


Gross Operating Revenue                                                       $0.00
Less: Discounts, Returns and Allowances                                       $0.00

     Net Operating Revenues                                                                     $0.00

Cost of Goods Sold                                                                              $0.00

     Gross Profit                                                                               $0.00

Operating Expenses:
     Salaries and Wages                                                       $0.00
     Rents and Leases                                                        $48.00
     Payroll Taxes                                                            $0.00
     Advertising & Promotion                                                  $0.00
     Auto Expense                                                             $0.00
     Bank Charges                                                            $19.85
     Contract Labor                                                       $1,000.00
     Computer Repairs & Maintenance                                           $0.00
     Employee Incentives/Med Benefits                                         $0.00
     Equipment Rentals                                                        $0.00
     Insurance Expense                                                        $0.00
     Lender Expenses                                                          $0.00
     Licenses & Fees                                                          $0.00
     Miscellaneous and Other                                                  $0.00
     Office Funishings & Supplies/Printing                                    $0.00
     Payroll Service                                                          $0.00
     Press Releases                                                           $0.00
     Regulatory Compliance Exp (SEC, etc.)                                  $275.00
     Sales and Property Taxes                                                 $0.00
     Telephone/Fax/Internet                                                 $532.00
     Transfer Agent Fees                                                     $75.00
     Trash Removal & Utilities                                                $0.00
     Travel and Entertainment                                                 $0.00

     Total Operating Expenses                                                               $1,945.85
          Operating Income (Loss)                                                          ($1,945.85)

Legal and Professional Fees                                                                 $2,713.93
Depreciation, Depletion and Amortization                                                      $700.00
Interest Expense                                                                            $1,890.65

          Net Operating Income (Loss)                                                      ($7,254.43)

Non-Operating Income and Expenses
     Other Non-Operating (Expenses)                                           $0.00
     Gains (Losses) on Sale of Assets                                         $0.00
     Interest Income                                                          $0.00
     Other Non-Operating Income                                               $0.00

          Net Non-Operating Income or (Expenses)                                                $0.00

          Net Income (Loss) Before Income Taxes                                            ($7,254.43)

Federal and State Income Tax Expense (Benefit)                                                  $0.00

          NET INCOME (LOSS)                                                                ($7,254.43)
                                                                                    ==================

                                                                        Form 2-E
                                                                 Revised 10/1/01

DEBTOR: IN STORE MEDIA SYSTEMS, INC.                      CASE NO. 02-28289 MER

                            QUARTERLY FEE SUMMARY (1)

                          MONTH ENDED JANUARY 31, 2004

MONTH                   CASH DISBURSEMENTS (2)                   QUARTERLY FEE DUE        CHECK NO.     DATE
-----                   ----------------------

January                                  $1,692.35
February                                    $00.00
March                                       $00.00
Total 1st Qtr                            $1,692.35

April                                       $00.00
May                                         $00.00
June                                        $00.00
Total 2nd Qtr                               $00.00

July                                        $00.00
August                                      $00.00
September                                   $00.00
Total 3rd Qtr                               $00.00


October                                     $00.00
November                                    $00.00
December                                    $00.00
Total 4th Qtr                               $00.00

(1) This summary is to reflect the current calendar year's information cumulative to the end of the reporting period.

(2) Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts.

                                                                        Form 2-F
                                                                          Page 1
                                                                 Revised 10/1/01

DEBTOR:  IN STORE MEDIA SYSTEMS, INC.                     CASE NO:  02-28289 MER

                                    NARRATIVE

                 FOR THE PERIOD JANUARY 1 TO JANUARY 31, 2004

1. THE DEBTOR CONTINUED TO PURSUE ITS LITIGATION AGAINST LET'S GO SHOPPING ("LGS") ET AL AND IS CONTINUING TO EVALUATE THE POTENTIAL OF FILING OTHER ADDITIONAL CLAIMS AGAINST LGS AND OTHER ENTITIES AND INDIVIDUALS ("LGS LITIGATION").

2. THE DEBTOR HAS FILED A MOTION UNDER APPLICABLE BANKRUPTCY RULES TO SUSPEND PROCEEDINGS PENDING RESOLUTION OF THE LGS LITIGATION ("SECTION 305 MOTION").

3. DEPENDING ON, AMONG OTHER THINGS, THE RULING BY THE BANKRUPTCY COURT WITH RESPECT TO THE SECTION 305 MOTION AND THE OUTCOME OF THE LGS LITIGATION, THE DEBTOR ANTICIPATES BEING IN A POSITION TO FILE A PLAN OF REORGANIZATION WITH THE COURT AFTER RESOLUTION OF THESE MATTERS IS KNOWN.

                                                                        Form 2-G
                                                                     Rev 10/1/01

IN STORE MEDIA SYSTEMS, INC.
Bank Reconciliation Worksheet
Month of: January 2004

              NEW OPERATING DIP ACCT # 823-6331735

Acct # 1      Balance per Bank                     $2,769.44

              Add:
                 Deposits in Transit                   $0.00

              Less:
                               Checks Outstanding
              Vintage Filings          2049         ($262.50)
              Mini U Storage           2050          ($85.00)
              Corp Stk Trfr            2051          ($75.00)
              William Stelt            2052       ($1,000.00)
              US Trustee               2053         ($250.00)

              Balance per Books                    $1,096.94

IN STORE MEDIA SYSTEMS, INC.
Bank Reconciliation Worksheet
Month of: January 2004

              NEW OPERATING DIP ACCT # 823-6364702

Acct # 2      Balance per Bank                  $3,319.61

              Add:
                 Deposits in Transit                $0.00

              Less:
                 Checks Outstanding

              Balance per Books                 $3,319.61